SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 29, 2009

On2 Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State of incorporation or organization)

1-15117
(Commission File Number)

84-1280679
(IRS Employer Identification No.)

3 Corporate Drive, Suite 100, Clifton Park, NY 12065
(518) 348-0099
(Address, including zip code, and telephone number, including area code, of
Registrant's principal executive offices)

Not applicable
(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 29, 2009, On2 Technologies, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2009.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Additional Information and Where to Find It

Google has filed a Registration Statement with the SEC in connection with the proposed merger, which includes a preliminary Proxy Statement of On2 and also constitutes a Prospectus of Google. The definitive Proxy Statement/Prospectus will be mailed to On2 stockholders prior to the On2 special meeting. The Registration Statement and the Proxy Statement/Prospectus contain important information about Google, On2, the proposed merger and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus (including all amendments and supplements to it) carefully. Investors and security holders may also obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Google and On2 through the web site maintained by the SEC at www.sec.gov and by contacting Google Investor Relations at +1-650-253-7663 or On2 Investor Relations at +1-518-881-4299. In addition, investors and security holders can obtain free copies of the documents filed with the SEC on Google’s website at investor.google.com and on On2’s website at www.on2.com.

Participants in the Solicitation

Google, On2 and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Google’s executive officers and directors is included in Google’s definitive proxy statement, which was filed with the SEC on March 24, 2009, and information regarding On2’s executive officers and directors is included in On2’s definitive proxy statement, which was filed with the SEC on April 7, 2009. The Proxy Statement/Prospectus for the proposed merger also provides additional information about participants in the solicitation of proxies from On2 stockholders, which participants' interests may differ from On2 stockholders generally. You can obtain free copies of these documents from Google or On2 using the contact information below.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1. Press release of On2 Technologies, Inc. dated October 29, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2009	On2 Technologies, Inc. By: /s/ Matthew Frost
Name: Matthew Frost
Title: Interim Chief Executive Officer and Chief Operating Officer

On2 Technologies, Inc.
Current Report on Form 8-K
Dated October 29, 2009
EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of On2 Technologies, Inc. dated August 29, 2009